                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14
Dividend Reinvestment Plan....................... 19

VKI SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,

    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                  [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you          DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller
                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration in high-quality bonds during the period. As of April 30, approximately 57 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 24 percent of long-term investments were rated AA or A, and approximately 19 percent were rated BBB or below. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment grade-category. AAA-rated securities typically have performed better when interest rates are declining and provide the potential for safety of principal. They are extremely liquid because most are insured bonds. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
   Investments as of April 30, 1997

AAA........................ 56.7%
AA......................... 14.5%
A..........................  9.7%
BBB........................ 18.4%
B..........................  0.7%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was moderate during the reporting period because market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than current market yields. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    Acquisitions focused on finding long-term discount bonds that could enhance the call protection of the Trust. In other words, we hope to lessen the concentration of bonds that can be called at any one time. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We shortened the duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in

                                                         Continued on page three
years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's portfolio duration stood at 7.31 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Peroid Ended April 30, 1997

                            Distribution per Share
Nov 1996......................... $0.620
Dec 1996......................... $0.620
Jan 1997......................... $0.620
Feb 1997......................... $0.620
Mar 1997......................... $0.620
Apr 1997......................... $0.620


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Advantage Municipal Income Trust II continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 4.34 percent(1). The Trust offered a tax-exempt distribution rate of 6.40 percent(3), based on the closing common stock price of $11.625 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.00 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 12.9 percent discount to its net asset value of $13.35.

                                                          Continued on page four

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Health Care....................... 25.1%
                    Single-Family Housing............. 16.5%
                    Transportation.................... 10.4%
                    General Purpose................... 10.3%
                    Industrial Revenue................. 7.8%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
                           (AMEX TICKER SYMBOL--VKI)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    4.34%
Six-month total return based on NAV(2).....................    1.56%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    6.40%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.00%

 SHARE VALUATIONS

Net asset value............................................  $ 13.35
Closing common stock price.................................  $11.625
Six-month high common stock price (02/25/97)...............  $12.125
Six-month low common stock price (12/18/96)................  $11.000
Preferred share (Series A) rate(5).........................    4.36%
Preferred share (Series B) rate(5).........................    4.00%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALASKA  1.4%
$3,000   Alaska St Hsg Fin Corp Ser A Rfdg.............        5.000%   12/01/18  $  2,662,620
                                                                                  ------------
         ARIZONA  1.0%
 1,665   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
         Oblig Irvington Proj Tucson Ser A Rfdg (FSA
         Insd).........................................        7.250    07/15/10     1,836,478
                                                                                  ------------
         CALIFORNIA  7.5%
 3,000   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
         Prop C 2nd Sr Ser A (MBIA Insd)...............        6.250    07/01/13     3,148,740
 1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
         Impts Proj....................................        6.300    06/01/11     1,028,920
 2,000   Orange Cnty, CA Recovery Ctfs Partn Ser A
         (MBIA Insd)...................................        6.000    07/01/08     2,125,380
 4,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd).........................................        6.000    06/01/08     4,286,000
 4,000   San Bernardino Cnty, CA Ctfs Partn Med Cent
         Fin Proj (MBIA Insd)..........................        5.000    08/01/28     3,564,000
                                                                                  ------------
                                                                                    14,153,040
                                                                                  ------------
         COLORADO  6.4%
 1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser B..............................        7.000    08/31/26     1,070,640
 5,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C..............................            *    08/31/26       614,600
 4,460   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         A.............................................        8.000    06/01/25     4,919,335
 1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         A2............................................        7.250    05/01/27     1,642,320
 1,605   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         B1............................................        7.650    11/01/26     1,789,511
   725   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         E.............................................        8.125    12/01/24       793,839
 1,100   Denver, CO City & Cnty Arpt Rev Ser A.........        8.500    11/15/23     1,244,089
                                                                                  ------------
                                                                                    12,074,334
                                                                                  ------------
         CONNECTICUT  1.1%
 2,000   Mashantucket Western Pequot Tribe Conn Spl Rev
         Ser A (d).....................................        6.400    09/01/11     2,065,740
                                                                                  ------------
         GEORGIA  2.0%
 3,445   De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg (FNMA Insd).........        6.625    01/01/25     3,736,068
                                                                                  ------------
         ILLINOIS  9.9%
 2,090   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
         Cent Rfdg.....................................        5.500    09/01/06     2,061,806
 5,000   Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser A
         Rfdg..........................................        5.000    01/01/12     4,671,300
 7,375   Illinois Hlth Fac Auth Rev Swedish American
         Hosp Rfdg (AMBAC Insd)........................        5.375    11/15/13     7,097,331
 4,640   Illinois Hsg Dev Auth Rev Homeowner Mtg Subser
         A-2...........................................        7.125    08/01/26     4,897,845
                                                                                  ------------
                                                                                    18,728,282
                                                                                  ------------
         IOWA  0.7%
 1,300   Ottumwa, IA Hosp Fac Rev Ottumwa Regl Hlth
         Rfdg & Impt...................................        6.000    10/01/18     1,254,409
                                                                                  ------------
         KENTUCKY  1.5%
 3,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd).................        5.300    05/15/19     2,802,270
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         LOUISIANA  1.8%
$1,400   Louisiana Pub Fac Auth Rev Hlth Fac Glen
         Retirement Ser A..............................        6.700%   12/01/25  $  1,415,428
 1,750   Saint Charles Parish, LA Pollutn Ctl Rev LA
         Pwr & Lt Co Proj (FSA Insd)...................        7.500    06/01/21     1,914,885
                                                                                  ------------
                                                                                     3,330,313
                                                                                  ------------
         MARYLAND  3.6%
 2,955   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
         Dev Single Family Pgm.........................        6.800    04/01/24     3,053,254
 4,000   Maryland St Hlth & Higher Edl Fac Auth Rev
         Subn Hosp Rfdg (AMBAC Insd)...................        5.000    07/01/13     3,748,600
                                                                                  ------------
                                                                                     6,801,854
                                                                                  ------------
         MASSACHUSETTS  5.1%
 1,200   Massachusetts Bay Tran Auth MA Genl Tran Sys
         Ser A Rfdg....................................        6.250    03/01/12     1,293,528
 2,665   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
         Rev Ser B Rfdg (MBIA Insd)....................        5.000    07/01/12     2,501,502
 1,550   Massachusetts St Consolidated Loan
         Series D (Prerefunded 09/01/01) (c)...........        7.000    07/01/07     1,699,373
   600   Massachusetts St Consolidated Loan
         Series D (Unrefunded Bal).....................        7.000    07/01/07       656,394
 1,550   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A............................        6.000    10/01/23     1,364,419
 2,150   Massachusetts St Hsg Fin Agy Hsg Rev Insd
         Rental Ser A (AMBAC Insd) (c).................        6.650    07/01/19     2,225,766
                                                                                  ------------
                                                                                     9,740,982
                                                                                  ------------
         MICHIGAN  2.5%
 2,000   Detroit, MI Downtown Dev Auth Tax Increment
         Rev Dev Area No 1 Proj Ser C1.................        6.250    07/01/25     2,037,620
 2,500   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
         Insd) (c).....................................        6.250    07/01/12     2,631,550
                                                                                  ------------
                                                                                     4,669,170
                                                                                  ------------
         MISSISSIPPI  2.9%
 3,000   Mississippi Home Corp Single Family Rev Mtg
         Ser C (GNMA Collateralized) (e)...............  5.500/7.600    06/01/29     3,353,130
 2,060   Mississippi Home Corp Single Family Rev Mtg
         Ser F (GNMA Collateralized)...................        6.250    12/01/16     2,083,566
                                                                                  ------------
                                                                                     5,436,696
                                                                                  ------------
         MISSOURI  1.0%
 2,000   Kansas City, MO Muni Assistance Corp Rev Rfdg
         (MBIA Insd)...................................        5.000    04/15/20     1,827,880
                                                                                  ------------
         NEW HAMPSHIRE  0.5%
 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd) (b)........        6.300    05/01/22     1,020,690
                                                                                  ------------
         NEW MEXICO  0.8%
 1,570   New Mexico Mtg Fin Auth Single Family Mtg Pgm
         Ser H (GNMA Collateralized)...................        6.600    07/01/15     1,624,510
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         NEW YORK  17.6%
$3,000   New York City Ser G...........................        6.000%   02/01/11  $  2,994,120
 5,000   New York City Ser H...........................        7.200    02/01/13     5,359,850
 6,250   New York St Energy Resh & Dev Auth Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA
         Insd).........................................        6.750    01/15/27     6,599,062
 1,250   New York St Energy Resh & Development Auth Fac
         Rev Cons Edison Co NY Inc Proj Ser B (MBIA
         Insd).........................................        6.375    12/01/27     1,285,713
 3,000   New York St Med Care Fac Fin Agy Rev NY Hosp
         Mtg Ser A (AMBAC Insd)........................        6.200    08/15/05     3,232,140
 3,000   New York St Med Care Fac Fin Agy Rev NY Hosp
         Mtg Ser A (AMBAC Insd)........................        6.800    08/15/24     3,270,450
 2,175   New York St Med Care Fac Fin Agy Rev Ser A....        6.800    02/15/20     2,273,179
 1,450   New York St Pwr Auth Rev & Genl Purp Ser CC
         Rfdg (AMBAC Insd).............................        5.125    01/01/10     1,400,222
 1,000   New York St Thruway Auth Svc Contract Rev Loc
         Hwy & Brdg (MBIA insd)........................        5.125    04/01/07       991,910
 2,500   Port Auth NY & NJ Cons 67th Ser...............        6.875    01/01/25     2,647,425
 3,505   Port Auth NY & NJ Cons 92nd Ser (c)...........        5.000    07/15/15     3,230,804
                                                                                  ------------
                                                                                    33,284,875
                                                                                  ------------
         NORTH CAROLINA  1.0%
 2,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin
         Auth Rev Solid Waste Weyerhaeuser Co..........        5.650    12/01/23     1,913,320
                                                                                  ------------
         OHIO  0.6%
 1,165   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
         Rfdg..........................................        6.100    05/15/06     1,195,057
                                                                                  ------------
         OKLAHOMA  4.9%
 3,500   Shawnee, OK Hosp Auth Hosp Rev Midamerica
         Hlthcare Inc Rfdg.............................        6.125    10/01/14     3,434,830
 2,780   Tulsa, OK Arpts Impt Trust Genl Rev (MBIA
         Insd).........................................        7.700    06/01/13     2,857,451
 2,785   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
         Cent Proj Rfdg (Connie Lee Insd)..............        6.250    06/01/06     2,955,136
                                                                                  ------------
                                                                                     9,247,417
                                                                                  ------------
         OREGON  3.8%
 2,010   Emerald Peoples Util Dist OR Elec Sys Rev
         (FGIC Insd)...................................        7.350    11/01/09     2,380,564
 3,000   Oregon Hlth Sciences Univ Rev Ser B (MBIA
         Insd).........................................        5.250    07/01/28     2,810,190
 2,000   Oregon St Econ Dev Rev Georgia Pacific Corp...        6.350    08/01/25     2,033,700
                                                                                  ------------
                                                                                     7,224,454
                                                                                  ------------
         PENNSYLVANIA  3.6%
 2,000   Pennsylvania Econ Dev Fin Auth Res Recovery
         Rev Colver Proj Ser D.........................        7.150    12/01/18     2,097,760
 3,200   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (Cap
         Guar Insd)....................................        5.000    06/15/16     2,901,152
 1,700   Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.....................        6.875    12/01/09     1,785,884
                                                                                  ------------
                                                                                     6,784,796
                                                                                  ------------
         RHODE ISLAND  2.1%
 3,865   Rhode Island Hsg & Mtg Fin Corp Homeownership
         Oppty Ser E1 (FHA Gtd)........................        7.500    10/01/11     4,052,182
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                      Coupon       Maturity  Market Value
----------------------------------------------------------------------------------------------
         TEXAS  9.4%
$2,220   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.625%   02/15/12  $  2,401,507
 3,065   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.625    02/15/13     3,309,832
 2,070   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Baptist Mem Hosp Sys Proj (MBIA Insd).........        6.500    08/15/15     2,219,578
 2,200   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj Ser A.......................        8.250    01/01/19     2,346,036
 1,705   Brownsville, TX Util Sys Rev..................        7.375    01/01/10     1,928,952
 3,480   Houston, TX Arpt Sys Rev (c)..................        9.500    07/01/10     4,525,427
 1,170   Temple, TX Jr College Dist Hsg Rfdg (MBIA
         Insd).........................................        5.250    07/01/18     1,100,853
                                                                                  ------------
                                                                                    17,832,185
                                                                                  ------------
         VIRGINIA  1.7%
 3,000   Fairfax Cnty, VA Econ Dev Auth Res Recovery
         Rev Ogden Martin Sys Proj Ser A...............        7.750    02/01/11     3,209,670
                                                                                  ------------
         WYOMING  0.9%
 1,500   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC
         Insd).........................................        6.700    05/01/12     1,626,465
                                                                                  ------------
         PUERTO RICO  3.4%
 6,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd)...............................        5.730    07/01/21     6,457,560
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $178,126,627) (a).......................................................   186,593,317
SHORT-TERM INVESTMENTS  0.1%
  (Cost $200,000) (a)...........................................................       200,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.....................................     2,279,814
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $189,073,131
                                                                                  ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes cost of long- and short-term investments is $178,326,627; the aggregate gross unrealized appreciation is $8,743,941 and the aggregate gross unrealized depreciation is $248,764, resulting in net unrealized appreciation including open option and futures transactions of $8,495,177.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(d) Private placement issue.

(e) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long Term Investments, at Market Value (Cost $178,126,627)
  (Note 1)..................................................  $186,593,317
Short-Term Investments (Cost $200,000) (Note 1).............       200,000
Cash........................................................        28,851
Receivables:
  Interest..................................................     3,613,570
  Securities Sold...........................................        61,465
Unamortized Organizational Costs (Note 1)...................        10,575
Other.......................................................         2,642
                                                              ------------
      Total Assets..........................................   190,510,420
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................     1,002,450
  Investment Advisory Fee (Note 2)..........................       100,552
  Income Distributions -- Common and Preferred Shares.......        44,305
  Variation Margin on Futures (Note 4)......................        36,813
  Administrative Fee (Note 2)...............................        30,939
  Affiliates (Note 2).......................................         5,953
Accrued Expenses............................................       157,936
Deferred Compensation and Retirement Plans (Note 2).........        55,810
Options at Market Value (Net premiums received of $21,501)
  (Note 4)..................................................         2,531
                                                              ------------
      Total Liabilities.....................................     1,437,289
                                                              ------------
NET ASSETS..................................................  $189,073,131
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................  $ 80,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,168,211 shares issued and
  outstanding)..............................................        81,682
Paid in Surplus.............................................   120,809,877
Net Unrealized Appreciation on Securities...................     8,495,177
Accumulated Undistributed Net Investment Income.............       501,540
Accumulated Net Realized Loss on Securities.................   (20,815,145)
                                                              ------------
      Net Assets Applicable to Common Shares................   109,073,131
                                                              ------------
NET ASSETS..................................................  $189,073,131
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($109,073,131 divided by
  8,168,211 shares outstanding).............................  $      13.35
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 5,573,866
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        613,416
Administrative Fee (Note 2).................................        188,743
Preferred Share Maintenance (Note 5)........................        122,632
Custody.....................................................         13,861
Trustees Fees and Expenses (Note 2).........................         12,833
Legal (Note 2)..............................................          7,240
Amortization of Organizational Costs (Note 1)...............          3,966
Other.......................................................         88,412
                                                                -----------
    Total Expenses..........................................      1,051,103
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,522,763
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $   (50,135)
  Options...................................................       (174,390)
  Futures...................................................           (161)
                                                                -----------
Net Realized Loss on Securities.............................       (224,686)
                                                                -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................      9,608,098
                                                                -----------
  End of the Period:
    Investments.............................................      8,466,690
    Options.................................................         18,970
    Futures.................................................          9,517
                                                                -----------
                                                                  8,495,177
                                                                -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................     (1,112,921)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............    $(1,337,607)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,185,156
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1997 and the
                    Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  4,522,763       $  9,162,619
Net Realized Gain/Loss on Securities....................       (224,686)           734,858
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.....................................     (1,112,921)           786,082
                                                           ------------       ------------
Change in Net Assets from Operations....................      3,185,156         10,683,559
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (3,038,481)        (6,211,780)
  Preferred Shares......................................     (1,398,542)        (2,886,832)
                                                           ------------       ------------
Total Distributions.....................................     (4,437,023)        (9,098,612)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,251,867)         1,584,947
NET ASSETS:
Beginning of the Period.................................    190,324,998        188,740,051
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $501,540 and $415,800,
  respectively).........................................   $189,073,131       $190,324,998
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              August 27, 1993
                                                                               (Commencement
                             Six Months Ended     Year Ended October 31,       of Investment
                                April 30,       ---------------------------    Operations) to
                                   1997          1996      1995      1994     October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........     $13.507        $13.313   $11.928   $14.972       $14.921
                                 -------        -------   -------   -------       -------
  Net Investment Income.....        .554          1.122     1.151     1.120          .085
  Net Realized and
    Unrealized Gain/Loss on
    Securities..............       (.165)          .186     1.455    (3.072)         .125
                                 -------        -------   -------   -------       -------
Total from Investment
  Operations................        .389          1.308     2.606    (1.952)         .210
                                 -------        -------   -------   -------       -------
Less Distributions from Net
  Investment Income:
    Paid to Common
      Shareholders..........        .372           .761      .834      .834           -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........        .171           .353      .387      .258           -0-
                                 -------        -------   -------   -------       -------
Total Distributions.........        .543          1.114     1.221     1.092           -0-
                                 -------        -------   -------   -------       -------
Net Asset Value, End of the
  Period....................     $13.353        $13.507   $13.313   $11.928       $15.131
                                 =======        =======   =======   =======       =======
Market Price Per Share at
  End of the Period.........     $11.625        $11.500   $11.500    $9.875       $14.625
Total Investment Return at
  Market Price (b)..........       4.34%*         6.82%    25.22%   (27.65%)       (2.50%)*
Total Return at Net Asset
  Value (c).................       1.56%*         7.44%    19.09%   (16.10%)         .87%*
Net Assets at End of the
  Period (In millions)......      $189.1         $190.3    $188.7    $177.4        $123.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.............       1.92%          1.94%     1.98%     1.82%         1.30%
Ratio of Expenses to Average
  Net Assets................       1.11%          1.12%     1.12%     1.09%         1.30%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........       5.71%          5.77%     6.01%     6.34%         3.40%
Portfolio Turnover..........          7%*           37%       79%      214%           24%*

(a) Net Asset Value at August 27, 1993, of $15.000 is adjusted for common share offering costs of $.079 per common share. Net asset value at October 31, 1993 of $15.131 is adjusted for preferred share offering costs of $.159 per common share.

(b) Total Investment Return at Market Value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending August 26, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $20,658,907 which will expire between October 31, 2002 and October 31, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on the mark-to-market of open option contracts at October 31, 1996, the Fund's year-end.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $23,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,117,300 and $13,140,385, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1997, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996..................         40    $ (75,323)
Options Written and Purchased (Net)..............        525      (75,513)
Options Terminated in Closing Transactions
  (Net)..........................................       (157)     (33,078)
Options Expired (Net)............................       (354)     205,415
                                                        ----    ---------
Outstanding at April 30, 1997....................         54    $  21,501
                                                        ====    =========

    The related futures contracts of the outstanding option transaction as of April 30, 1997, and the description and market value are as follows:

                                            EXPIRATION MONTH/    MARKET VALUE
                                CONTRACTS    EXERCISE PRICE       OF OPTION
-----------------------------------------------------------------------------
Muni Bond Future
  June 1997 Written Put
  (Current Notional Value of
  $114,375 per contract)......         54            June/108         $(2,531)
                                       ==                             =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................      0
Futures Opened..............................................     97
Futures Closed..............................................    (10)
                                                                ---
Outstanding at April 30, 1997...............................     87
                                                                ===

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of April 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                        UNREALIZED
                                     CONTRACTS   APPRECIATION/DEPRECIATION
--------------------------------------------------------------------------
U.S. Treasury Note -- 10 Year Future
  June 1997 -- Sells to Open
     (Current Notional Value of
     $106,969 per contract)........     20               $(24,536)
Muni Bond Future
  June 1997 -- Sells to Open
     (Current Notional Value of
     $114,375 per contract)........     67                 34,053
                                        --               --------

                                        87               $  9,517
                                        ==               ========

C. EMBEDDED CAP SECURITIES--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 1,600 Auction Preferred Shares ("APS") in two series of 800 shares each. Dividends are cumulative and the dividend rate is currently reset every seven days for both series through an auction process. The average rate in effect on April 30, 1997, was 4.180%. During the six months ended April 30, 1997, the rates ranged from 3.100% to 5.100%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                            Attn.: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

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